Exhibit 99.1

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Welcome 2010 Annual Meeting of Shareholders Robert E. Hoptry, Chairman

Introduction of Director Nominees Philip A. Frantz

Director Nominees William G. Barron Brian J. Crall Philip A. Frantz Rick S. Hartman D.J. Hines Robert E. Hoptry Douglas I. Kunkel Thomas M. O’Brien Archie M. Brown, Jr. MainSource Financial Group

Advisory Vote on Executive Compensation Policies and Procedures

Advisory Vote on Executive Compensation Policies and Procedures Also known as the “Say on Pay” Proposal Vote is advisory in nature – Not Binding MSFG Compensation Committee believes its practices are conservative, but will take shareholder vote into consideration in its compensation programs.

Ratification of Crowe Horwath LLP

Introductions

MainSource Financial Group Executive Officers Archie Brown: President and Chief Executive Officer Jamie Anderson: Chief Financial Officer Jeff Smith: Chief Operating Officer Bill Goodwin: Chief Credit Officer Daryl Tressler: Chief Banking Officer

MainSource Financial Group Affiliate Directors MainSource Bank Daryl R. Tressler, Chairman Philip A. Frantz Larry Gesse John G. Hall Michael J. Kapfhammer Ronald H. Kinzinger William J. McGraw III David L. Miers Lawrence R. Rueff John G. Seale Samuel H. Hildebrand

Results of Shareholder Vote

Official Business Meeting Concluded

2009 Financial Performance Jamie Anderson Chief Financial Officer

Disclosure Regarding Forward Looking Statements This presentation may include forward-looking statements regarding, among other things, MainSource’s business strategy, financial position and prospects, dividend policy, business results, strategic initiatives, credit quality including reserve levels, capital expenditures, and various other matters. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates”, or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties, and because the assumptions underlying these statements could prove inaccurate. Factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, general economic conditions, legislative and regulatory initiatives, changes in the quality of MainSource’s loan portfolios, and other risks set forth in MainSource’s Annual Report on Form 10-K for the fiscal year ending December 31, 2009, on file with the SEC. MainSource does not undertake to update any forward looking statements as a result of new information or future events or developments.

2009 Balance Sheet

Total Assets (As of Year End)

Largest Indiana Bank Holding Companies By Asset Size

Total Loans (As of Year End)

Mortgage Loans Serviced (As of Year End)

Total Deposits (As of Year End)

Regulatory Capital Ratios (As of Year End)

2009 Operating Results

MainSource Financial Group 2009 Reported Net Loss Loss of $61.4 million Loss per Share of $3.33 Goodwill Impairment Charges of $80.3 million (pre-tax) and $71.9 million (after tax)

MainSource Financial Group Goodwill and Goodwill Impairment Charges What is Goodwill? Why did we take the Impairment Charges? What is the effect of the Impairment Charges? Will it occur again?

Net Operating Income* *Excludes Goodwill Impairment Charges

Operating Earnings Per Share* *Excludes Goodwill Impairment Charges

Non-Performing Loans (As of Year End)

Loan Loss Reserve (As of Year End)

Loan Loss Provision Expense

Net Revenue

Net Interest Margin

Non-Interest Income

Efficiency Ratio* * Excludes Goodwill Impairment Charges

Earnings Before LLP & Taxes* * Excludes Goodwill Impairment Charges

MainSource Financial Group NASDAQ Stock Symbol MSFG

2009 Stock Performance

Stock Price (12 Months)

2009 – April 23, 2010 Stock Performance

Stock Price (15 Months)

Factors Affecting Stock Price

2010 Outlook Archie M. Brown, Jr.

Credit Quality

Indiana Unemployment Rate U. S. Bureau of Labor Statistics

New Home Sales - Midwest (Seasonally Adjusted Annual Rate - December) U.S. Census Bureau

Months Supply – New Homes (December Inventories at Current Sales Rate) Historical Average Months Supply U.S. Census Bureau

Non-Performing Loans (End of Period)

Non-Performing Loans (End of Period)

Loan Loss Provision Expense

Loan Loss Provision Expense

Loan Portfolio (As of 3.31.10) Total Loans Non-Performing Loans

Net Charge Offs (In Dollars)

Loan Loss Reserve to Total Loans (End of Period)

Credit Outlook

Dividend Information

Dividends Paid to Dividend Payout Ratio

Earnings & Dividends Paid (Per Share)

Dividend Outlook

Capital Purchase Program Update

 October 2008 – established as a part of the $700 billion TARP program under the Economic Stabilization Act of 2008* $205 billion of preferred stock were purchased by the U.S. Treasury from 707 financial institutions* The dividend paid to Treasury is 5%; after five years, it increases to 9% Warrants were also issued totaling 15% of the amount of the preferred shares issued* *Congressional Budget Office Report on the Troubled Asset Relief Program March 2010 Capital Purchase Program Update

 As of mid-February 2010, 70 financial institutions have repurchased shares totaling $130 billion* To date, the vast majority of institutions that have repurchased the preferred shares replaced them by raising additional common stock MainSource issued $57 million in preferred shares to Treasury on January 16, 2009 The outstanding warrants total 571,906 shares of the company’s common stock at an exercise price of $14.95 *Congressional Budget Office Report on the Troubled Asset Relief Program March 2010 Capital Purchase Program Update

Capital Purchase Program - Plans for Repayment

2010 Strategic Priorities Improving Credit Quality Increasing Capital Growing Checking Account Households Expanding Services Per Household

2010 Strategic Priorities Improving Credit Quality Established a loan work out team in November 2008 Created a Chief Credit Officer position and hired Bill Goodwin (March 30, 2009) Developed a Credit Administration Department Perform quarterly reviews of certain loan portfolios Updated loan policies including lowering loan concentrations by product type and lowering maximum loan size

2010 Strategic Priorities Improving Credit Quality Redirected loan focus to owner-managed businesses, agricultural related businesses and consumer lending Improved credit approval process Centralized commercial loan processing Evaluating selling problem loans

2010 Strategic Priorities Increasing Capital Reasons To have additional cushion in the event of further economic deterioration To increase tangible common equity To be in position to repurchase the preferred shares from the U.S. Treasury For strategic growth

2010 Strategic Priorities Increasing Capital Actions to Increase Capital Reduced common stock quarterly dividend per share to $.01 (December 2009) Improve Earnings (Improve Credit Quality) Possible future capital raise (TBD)

2010 Strategic Priorities Checking Household Growth

2010 Strategic Priorities 44.8% Increase New Checking Accounts Opened

2010 Strategic Priorities Checking Household Growth (Excluding AFB Acquisition) 4.9% Increase 2008 2009

2010 Strategic Priorities Expanding Services Per Household

Questions

Non-GAAP Measures This presentation contains certain financial information determined by methods other than in accordance with accepted accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial measures include the following: operating net income (excluding goodwill impairment charges), operating earnings per share (excluding goodwill impairment charges), and earnings (excluding loan loss provision, taxes and goodwill impairment charges). Non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures the most comparable GAAP measures, please refer to the following reconciliation tables.

Non-GAAP Reconciliation (in millions, except EPS) Operating Net Income Reconciliation: 2005 2006 2007 2008 2009 Operating Net Income $16.2 $22.2 $21.9 $29.2 $7.7 Goodwill Impairment Charge -- -- -- -- (71.8) Net Income/(Loss)(GAAP) $16.2 $22.2 $21.9 $29.2 $(64.1) Operating Earnings Per Share Reconciliation: 2005 2006 2007 2008 2009 Operating Earnings Per Share $1.23 $1.29 $1.17 $1.00 $.24 Goodwill Impairment Charge -- -- -- -- (3.57) Net Income/(Loss)(GAAP) $1.23 $1.29 $1.17 $1.00 $(3.33) Earnings Before LLP & Taxes Reconciliation: 2005 2006 2007 2008 2009 Earnings before LLP, Taxes and Goodwill $22.4 $31.7 $34.5 $44.5 $50.8 Loan Loss Provision 1.0 1.8 5.7 20.9 46.3 Tax Expense (Benefit) 5.2 7.6 6.9 4.4 (11.7) Goodwill Impairment Charge -- -- -- -- (80.3) Earnings (GAAP) $16.2 $22.3 $21.9 $19.2 $(64.1)

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